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                                                                   EXHIBIT 10.12

                             CONVERTIBLE SECURITIES
                             SUBSCRIPTION AGREEMENT

         This Convertible Securities Subscription Agreement (this "Agreement"), dated as of __________, 1998, has been executed by the undersigned (the "Subscriber") in connection with (a) the sale of certain shares of Series B Convertible Preferred Stock, no par value (the "Preferred Stock"), of HealthDesk Corporation, a California corporation, having an address at 2560 9th Street, Berkeley, California 94710 (the "Company"), convertible into shares of Common Stock, no par value (the "Common Stock"), of the Company. The rights and preferences of the Preferred Stock, including the terms on which the Preferred Stock may be converted into Common Stock, are set forth in the Certificate of Determination of the Series B Convertible Preferred Stock, attached hereto as Exhibit A (the "Certificate of Determination") and Exhibit B the amendment to the Certificate of Determination, which shall have been executed, acknowledged, filed, recorded and become effective in accordance with the California Corporations Code prior to the acceptance by the Company of this Agreement. The solicitation of this Agreement and, if accepted by the Company, the offer and sale of the Preferred Stock, and of the Common Stock issuable upon conversion or exercise of the Preferred Stock, are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), or under the exemption from registration set forth in Section 4(2) of the Securities Act. The Preferred Stock and the Common Stock issuable upon conversion or exercise thereof are sometimes collectively referred to in this Agreement as the "Securities." The shares of Common Stock issuable upon conversion of the Preferred Stock is sometimes referred to as the "Underlying Stock." This Agreement is one of a series of subscription agreements, dated as of the date hereof, entered into between the Company and the subscriber thereof. The subscribers, together with the Subscriber, are sometimes collectively referred to as the "Subscribers" and individually as "Subscriber."

         The Subscriber wishes to subscribe for, and the Company wishes to issue, the number of shares of Preferred Stock at the aggregate purchase price set forth in Section 13 and in accordance with the other terms and conditions of this Agreement. In consideration of the mutual promises, representations, warranties and conditions set forth herein, and intending to be legally bound hereby, the Company and the Subscriber agree as follows:

1.       Purchase and Sale of Securities; Closing Conditions.

         1.1. Purchase and Sale of Securities.

                  (a) Initial Issuance. The Company shall issue and sell to the Subscriber and the Subscriber shall purchase from the Company such number of shares of Preferred Stock as is set forth in Section 13 hereof for an aggregate purchase price as specified in such Section (the "Purchase Price").
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                                      -2-

                  (b) Form of Payment. On the Closing Date (as defined below),
(i) the Subscriber shall pay the portion of the Purchase Price for the Preferred Stock to be issued and sold to the Subscriber at the applicable Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed share certificates representing the Preferred Stock which the Subscriber is then purchasing, and
(ii) the Company shall deliver to the Subscriber such Preferred Stock certificates against delivery of such Purchase Price.

                  (c) Closing Date. The date and time of the issuance and sale of the Preferred Stock pursuant to this Agreement shall be, 12:00 noon Pacific Daylight Time, on __________, 1998. The Closing shall occur at such places and times, as the parties shall determine.

         1.2. Lock-up. Notwithstanding anything to the contrary set forth herein, Subscriber agrees that it will not, without the prior written consent of the Company, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose or transfer (or announce any offer, sale, offer of sale, contract of sale or grant of any option to purchase or other sale or disposition or transfer) of any of the Underlying Stock for a period of 180 days subsequent to the date of this Agreement. The Company agrees that if requested by Subscriber, the Company will enter into a registration rights agreement pursuant to which Subscriber shall be granted two "demand" and two "piggy-back" registrations following the expiration of such lock-up period. The terms and conditions of such registration rights agreement shall be consistent with the Company's existing obligations regarding same.

         1.3. Series B Conversion Price: Notwithstanding anything to the contrary in the Certificate of Designation, as amended, or the Company's Articles of Incorporation, as amended, the Subscribers agree and acknowledge that the Series B Conversion Price, as set forth in Section 4(d) of the Certificate of Designation, as amended, shall be $0.50 per share, and that such Conversion Price shall apply to all shares of Series B Preferred Stock, including those shares previously acquired by the Subscribers.

         1.4. Automatic Conversion of Series B Preferred Stock: Notwithstanding anything to the contrary in the Certificate of Designation, as amended, or the Company's Articles of Incorporation, as amended, the Subscribers acknowledge that the Company is currently in negotiations with MC Informatics ("MCI") regarding a potential acquisition of the business of MCI (the "Acquisition"). It is a condition to the proposed transaction with MCI that the Company's Series B Preferred Stock converts upon the closing of such transaction. Accordingly, the Subscribers agree and acknowledge that the Series B Preferred Stock purchased herein or previously acquired by the Subscribers, shall automatically convert into shares of the Company's Common Stock upon the closing of the Acquisition. Each of the Subscribers agrees to return their certificate representing Series B Preferred Stock for

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                                      -3-

exchange and to execute any other documents reasonably requested by the Company in order to effectuate the provisions of this paragraph.

2.       Representations and Warranties of Subscriber.

         The Subscriber represents and warrants to the Company that:

         2.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company or the offering of the Securities.

         2.2. Intent. The Subscriber is purchasing the Securities for its own account and not with a view towards distribution thereof and the Subscriber has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making the representations herein, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. The Subscriber understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available. The Subscriber has been advised or is aware of the provisions of Rule 144 under the Securities Act.

         2.3. Sophisticated Investor. The Subscriber is an accredited investor (as defined in Rule 501 of Regulation D) and the Subscriber has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Subscriber acknowledges that the Securities are speculative and involve a high degree of risk. The Subscriber acknowledges that there exists no public market for the Preferred Stock.

         2.4. Independent Investigation. The Subscriber, in making its decision to purchase the Securities subscribed for hereunder, has relied upon an independent investigation made by it and/or its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from the Company or any representative or agent of the Company, other than as set forth in this Agreement, in the public filings of the Company and in the documents described below. Prior to the date hereof, the Subscriber has been furnished with and has reviewed the Company's latest proxy statement and Annual Report on Form 10-K sent to the Company's shareholders and all documents filed by the Company with the SEC pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding preliminary proxy statement filings) (such documents are collectively referred to in this Agreement as the "Exchange Act Reports"). The Subscriber has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering. The Subscriber acknowledges that the price and terms of the


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                                      -4-

Securities offered hereby has been determined by negotiation based, in part, on the market price for the Common Stock, and does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value.

         2.5. Authority. This Agreement has been duly authorized and validly executed and delivered by the Subscriber and is a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

         2.6. No Legal Advice From Company. The Subscriber acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and tax advisors. Except for any statements or representations of the Company made in this Agreement and in the Exchange Act Reports, the Subscriber is relying solely on its counsel and advisors and not on any statements or representations of the Company or any of its representative or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

         2.7. No Brokers. The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement, the Certificate of Determination, or the transactions contemplated hereby and thereby.

         2.8. Reliance on Representations and Warranties. The Subscriber understands that the Securities are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

         2.9. Residency. The Subscriber is a resident of the jurisdiction identified on the signature page of this Agreement.

         2.10. Compliance With Laws. No governmental notifications, orders, permissions, consents, approvals or authorizations are required to be made or obtained by Subscriber and no registrations or declarations are required to be filed by Subscriber in connection with the execution and delivery of this Agreement or the acquisition of the Securities.

3.       Representations and Warranties of the Company.

         The Company represents and warrants to the Subscriber that:


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                                      -5-

         3.1. Company Status. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of its Common Stock, and such Common Stock is currently listed on the Exchange.

         3.2. No Directed Selling Efforts or General Solicitation in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf has conducted any "directed selling efforts" with respect to the Preferred Stock nor has the Company conducted any general solicitation (as that term is used in Regulation
D) with respect to any of the Securities, nor has any such person made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Act.

         3.3. Capitalization; Valid Issuance of Securities and Capital Stock. The Company has an authorized capitalization as disclosed in the Exchange Act Reports. Other than the Securities and except for options granted pursuant to the Company's stock option plan and warrants issued by the Company in connection with the Company's initial public offering, there are no other outstanding options, warrants, scrip, rights to subscribe to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or arrangements by which the Company is or may become bound to issue additional shares of its capital stock. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; assuming the filing of a Certificate of Amendment to the Certificate of Determination increasing the authorized number of shares of Series B Preferred Stock from 250 shares to 750 shares, upon issuance of the Securities, the Securities will be duly and validly issued, fully paid and non-assessable; the shares of Common Stock issuable upon conversion of the Preferred Stock, when issued and delivered in accordance with the terms of the Certificate of Determination, as amended, will be duly and validly issued, fully paid and non-assessable; and the holders of outstanding capital stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company to subscribe for the capital stock or other securities of the Company as a result of the sale of the Securities or the issuance of Common Stock upon the conversion or exercise thereof. The issuance of the Preferred Stock will not cause any anti-dilution or similar adjustment to the conversion or exchange rate of outstanding options or convertible securities exercisable for or convertible into Common Stock. As of the Closing Date, the Company shall have filed the Certificate of Determination, as amended, and all of the rights, preferences and privileges of the Preferred Stock shall be as set forth in the Certificate of Determination, as amended, and this Agreement.

         3.4. Intentionally Omitted.

         3.5. Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly incorporated and validly existing in good standing under the laws

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                                      -6-

of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any active subsidiaries, except for those listed in the Exchange Act Reports. The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any effect on the business, operations, properties or prospects, or financial condition of the entity and its subsidiaries, with respect to which such term is used and which is material and adverse to such entity, its subsidiaries and any other entity controlling or controlled by such entity, on a consolidated basis, and/or any condition or situation which would prohibit or otherwise interfere with the ability of the entity and its subsidiaries, on a consolidated basis, with respect to which said term is used to enter into and perform its obligations under this Agreement.

         3.6. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Securities in accordance with the terms hereof and thereof; (ii) the execution, delivery and performance of this Agreement, and the Certificate of Determination, as amended, by the Company and the consummation by it of the transactions contemplated hereby and thereby; (iii) this Agreement and the Certificate of Determination, as amended, have been duly executed and delivered by the Company, and (iv) this Agreement and the Certificate of Determination, as amended, constitute, and upon issuance and delivery thereof the Preferred Stock shall be, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         3.7. Corporate Documents. The Company has furnished or made available to the Subscriber true and correct copies of the Company's Articles of Incorporation as amended and in effect on the date hereof (the "Articles"), and the Company's Bylaws as amended and in effect on the date hereof (the "Bylaws").

         3.8. No Conflicts. The execution, delivery and performance by the Company of this Agreement, the Certificate of Determination, as amended, and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of Common Stock upon the conversion or exercise thereof, do not and will not (i) result in a violation of the Articles or Bylaws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the


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                                      -7-

Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided, that, for purposes of such representation as to federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Subscriber and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, in any manner that is inconsistent with or in violation of the Articles or Bylaws, or in violation of any contract or agreement to which the Company is a party, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Certificate of Determination, as amended, or any of the Securities or to issue and sell the Securities in accordance with the terms hereof and thereof (other than any SEC, NASD, Exchange (as defined below) or state securities filings which may be required to be made by the Company from time to time, and any registration statement which may be filed pursuant hereto); provided, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Subscriber herein.

         3.9. Exchange Act Reports. The Company has delivered or made available to the Subscriber true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such Exchange Act Reports, and none of the Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the Closing Date, the Company has filed all reports required to be filed by it pursuant to the Exchange Act.


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                                      -8-

         3.10. No Material Adverse Change. Since March 31, 1998, no event or circumstance has occurred or arisen which has had or is reasonably likely to have a Material Adverse Effect on the Company or its subsidiaries, except as noted in the press releases which relate to the restructuring of the Company and the resignation of certain officers. Since March 31, 1998, neither the Company nor any of its subsidiaries has (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets with a value greater than in the aggregate, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

         3.11. No Undisclosed Liabilities. The Company and its subsidiaries have no liabilities or obligations which are material, individually or in the aggregate, and are not disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since March 31, 1998 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or any of its subsidiaries, except such liabilities, which may arise as the result of the restructuring of the Company and the resignation of certain officers.

         3.12. No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.

         3.13. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, at any time since March 31, 1998, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D promulgated under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby.

         3.14. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the


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                                      -9-

Subscriber relating to this Agreement, or the Certificate of Determination, as amended, for the transactions contemplated hereby and thereby.

         3.15. Absence of Litigation. Except as disclosed in the Exchange Act Reports, there is no action, suit, proceeding, inquiry or organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

         3.16. Intellectual Property Rights. There is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or any of its subsidiaries, with respect to the infringement by the Company or any of its subsidiaries of any trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

         3.17. Title to Properties and Assets, Liens, etc. The Company has good and marketable title to its tangible properties and assets, subject to no mortgage, pledge, lien, encumbrance or charge, other than liens resulting from taxes which have not yet become delinquent and liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company.

         3.18. Tax Status. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequently to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

4.       Covenants of the Company.

         4.1. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Preferred Stock. The number of shares so reserved may be reduced by the number of shares actually delivered pursuant to conversion of Preferred Stock and the number of shares so reserved shall be increased to reflect stock splits, stock dividends and other distributions.

         4.4. Listing of Underlying Shares. The Company hereby agrees, promptly following the Closing, to use its reasonable best efforts to cause the Underlying Stock to be listed on the Nasdaq SmallCap Market (the "Exchange"). The Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, it will include in such application the Underlying Stock will take such other action as is necessary or desirable to cause the Underlying Stock to be listed on such other exchange or market.

         4.5. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action under its control to continue the listing and trading of its Common Stock on the Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Exchange.

         4.6. Corporate Existence. The Company will take all steps necessary to preserve and continue its corporate existence.

5.       Legends.

         5.1. Legends. The Company will issue one or more certificates representing the Preferred Stock, in the name of the Subscriber. The Preferred Stock (including the additional shares of Preferred Stock) and certificates evidencing any shares of Common Stock issued upon conversion or exercise thereof will bear the following legend (the "Legend"):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

         THESE SECURITIES ARE SUBJECT TO A LOCK-UP AGREEMENT BY AND AMONG THE HOLDERS OF THE SECURITIES, HEALTHDESK CORPORATION (THE "CORPORATION") PURSUANT TO WHICH THE HOLDER OF SUCH SECURITY MAY NOT, WITHOUT THE PRIOR


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                                      -11-

         WRITTEN CONSENT OF THE UNDERWRITER, DIRECTLY OR INDIRECTLY, SELL, OFFER FOR SALE, TRANSFER OR OTHERWISE DISPOSE OF SUCH SECURITIES FOR A PERIOD OF 180 DAYS FOLLOWING _________, 1998.

         If applicable, the Company shall reissue certificates representing the Preferred Stock, or the Underlying Stock, as the case may be, without the Legend set forth above at such time as the Holder thereof is permitted to dispose thereof pursuant to Rule 144(k) under the Act.

         5.2. No Other Legend or Stock Transfer Restrictions. No Legend has been or shall be placed on the share certificates representing the Securities and no instructions or "stop transfers," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as set forth in this Section 5.

         5.3. Subscriber's Compliance. Nothing in this section shall affect in any way the Subscriber's obligations under and agreement to comply with all applicable securities laws upon resale of the Securities.

6.       Choice of Law and Venue.

         This Agreement shall be construed under the laws of the State of California, without regard to principles of conflicts of law or choice of law thereof. The parties hereby (i) irrevocably submits to the exclusive jurisdiction of the United States District Court for the Northern District of California for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, or the Certificate of Determination, as amended, and
(ii) waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the parties consents to process being served in any such suit, action or proceeding by sending a copy thereof to such party by following the provision for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

7.       Assignment; Entire Agreement; Amendment.

         7.1. Assignment. Neither this Agreement nor any rights of the Subscriber hereunder may be assigned by either party to any other person, except that the Subscriber may transfer rights under this Agreement to its affiliates. Notwithstanding the foregoing, the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities purchased or acquired by the Subscriber hereunder with respect to the Securities held by such person.

         7.2. Entire Agreement; Amendment. This Agreement, the Certificate of Determination, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

8.       Publicity.

         The Company agrees that it will not disclose, and will not include in any public announcement regarding this Agreement, the name of the Subscriber without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement and with the prior approval of the Subscriber which the Subscriber agrees will not be unreasonably withheld or delayed.

9.       Notices, etc.; Expenses; Indemnity.

         9.1. Notices. Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing. Copies of all notices to the Subscriber shall be sent to its designee or representative.

         9.2. Cost and Expenses. The Company and the Subscribers shall each be responsible for their own costs and expenses (including legal fees) incurred in entering into this Agreement. In connection with any suit or other proceeding arising out of any breach by any party to this Agreement of any of the representations, covenants or agreements of such party hereunder, or in connection with the exercise by any party of any of its rights or remedies hereunder or under applicable law upon any breach by the other party of any of its representations, covenants or agreements under this Agreement, or with respect to the Company, the Certificate of Determination, the prevailing party in such suit or proceeding shall be entitled to receive from the non-prevailing party all of such prevailing party's reasonable costs and expenses (including legal fees) incurred in connection therewith.

10.      Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

11.      Survival; Severability.

         The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing; provided that the representations and warranties shall survive only until the third anniversary of the Closing. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

12.      Title and Subtitles.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


         [The remainder of this page has been intentionally left blank.]

13.      Amount.

         The undersigned Subscriber hereby subscribes for [_______] shares of Preferred Stock and agrees to pay therefor funds in the amount of _______ Million Dollars (U.S. $___________).

         The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

                                 Name of Subscriber:

                                 -------------------------------


                                 By_____________________________
                                      Name:
                                      Title:

                                 Date of Subscription:
                                                      ----------------------
                                 Place of Execution:
                                                    ------------------------
                                 Place of Organization or Citizenship:
                                 ------------------------------

                                 Place of Residency and/or Principal Place of
                                 Business: ---------------------

                                 Address: --------------------------
                                          --------------------------


         THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE _____ DAY OF ______ 1998.

                                     HEALTHDESK CORPORATION



                                     By: ___________________________________
                                     Name: _________________________________
                                     Title: ________________________________